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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 17, 1996


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF DECEMBER 1, 1996, PROVIDING FOR THE ISSUANCE OF ASSET-BACKED FIXED RATE AND FLOATING RATE CERTIFICATES, SERIES 1996-8)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                   333-14225                13-3439681
           --------                   ---------                ----------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
of Incorporation)                  File Number)          Identification Number)

Seven World Trade Center
New York, New York                                         10048
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(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5659
                                                     --------------





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Item 5.  OTHER EVENTS

Description of the Certificates and the Mortgage Pool

         As of the date hereof, Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated December 17, 1996, in connection with the Depositor's issuance of a series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Fixed Rate and Floating Rate Certificates, Series 1996-8 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of December 1, 1996, among the Depositor as depositor (the "Depositor"), Option One Mortgage Corporation as master servicer and Bankers Trust Company as trustee. The Certificates designated as the Series 1996-8 Certificates will represent in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first lien mortgage loans having original terms to maturity ranging from 15 years to 30 years (the "Mortgage Loans"). The Mortgage Pool will consist of Mortgage Loans having an aggregate principal balance as of December 1, 1996 (the "Cut-off Date") of approximately $212,681,193.26.

Computational Materials

         Salomon Brothers Inc (the "Underwriter") has provided certain prospective purchasers of Certificates with certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.




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                                       -3-



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         Exhibit No.                     Description
         -----------                     -----------

             99 Computational Materials (as defined in Item 5) that have been provided by Salomon Brothers Inc to certain prospective purchasers of Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Fixed Rate and Floating Rate Certificates, Series 1996-8





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 17, 1996

                                   SALOMON BROTHERS MORTGAGE
                                   SECURITIES VII, INC.



                                   By:      /s/ Vincent J. Varca
                                      -----------------------------
                                   Name:    Vincent J. Varca
                                   Title:   Vice President






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                                Index To Exhibits
                                -----------------



                                                                   Sequentially
       Exhibit No.              Description                        Numbered Page
       -----------              -----------                        -------------

            99        Computational Materials (as defined in              P
                      Item 5) that have been provided by
                      Salomon Brothers Inc to certain
                      prospective purchasers of Salomon
                      Brothers Mortgage Securities VII,
                      Inc., Asset-Backed Fixed Rate and
                      Floating Rate Certificates, Series
                      1996-8